UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 16, 2020

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 16, 2020, pursuant to the previously disclosed asset purchase agreement, dated December 18, 2019 (the “Purchase Agreement”), by and between Synaptics Incorporated (the “Company”) and Creative Legend Investments Ltd. (the “Buyer”), the Company completed the sale of the assets of the Company’s Asia-based, single-chip LCD Touch Controller and Display Driver Integration business line for LCD mobile displays (the “Business”) to Creative Legend Semiconductor (Hong Kong) Limited, an affiliate of the Buyer (“CLHK”), in accordance with the terms of the Purchase Agreement, which Purchase Agreement was assigned to Beijing OmniVision Technologies Co. Ltd.

Subject to certain post-closing adjustments and indemnification obligations, the aggregate consideration received by the Company was (i) $120 million in cash, (ii) approximately $19.4 million in cash for specified Business inventory, and (iii) the assumption of certain liabilities, as set forth in the Purchase Agreement. Pursuant to the Purchase Agreement, the Company agreed, for a period of five years following the closing date, not to compete with certain business activities currently conducted by the Business, subject to certain exceptions. The Company and CLHK also entered into a customary transition services agreement and into reciprocal license agreements providing a royalty-free license of certain intellectual property used in the Business.

Item 7.01.	Regulation FD Disclosure.

On April 16, 2020, the Company issued a press release regarding the completion of the sale of the Business. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Pursuant to Article 11 of Regulation S-X, the unaudited pro forma condensed consolidated financial information of the Company giving effect to the disposition of the Business is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d)    Exhibits:

Exhibit No.	Description

99.1	Press release from Synaptics Incorporated dated April 16, 2020, titled “Synaptics Closes Transaction to Divest Mobile LCD TDDI Business”

99.2	Unaudited pro forma condensed combined financial statements for the Company as of and for the six months ended December 28, 2019 and for the fiscal year ended June 29, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: April 16, 2020	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary